Exhibit 10.01(c)

                                                      AMENDMENT NO. 3
                                                                   TO
                AMENDED AND RESTATED MANAGEMENT AGREEMENT

WHEREAS, MORGAN STANLEY SMITH BARNEY SPECTRUM TECHNICAL L.P. (formerly known as

Dean Witter Spectrum Technical L.P.), a Delaware limited partnership (the “Partnership”), CERES MANAGED

FUTURES LLC, a Delaware limited liability company (formerly Demeter Management Corporation, the “General

Partner”), and CAMPBELL & COMPANY, INC., a Maryland corporation (the “Trading Advisor”), have agreed to amend the Amended and Restated Management Agreement, dated as of the 1st day of November, 1994, as amended by the Amendment No. 1 thereto as of the 30th day of November, 2000 and Amendment No. 2 thereto as of the 13th day of June, 2006 (the “Management Agreement”), among the Partnership, the General Partner, and the Trading Advisor, to reduce the monthly management fee rate payable to the Trading Advisor and to increase the monthly incentive fee rate payable to the Trading Advisor. Terms used and not otherwise defined herein have the meanings ascribed to such terms in the Management Agreement.

WHEREAS, all provisions contained in the Management Agreement remain in full force and effect aand are modified only to the extent necessary to provide for the amendments set forth below.

NOW, THEREFORE, the parties hereto hereby amend the Management Agreement as follows:

1. Effective December 1, 2010, Demeter Management LLC (formerly known as Demeter Management

Corporation) was merged into Ceres Managed Futures LLC. In such connection, all references in the

Management Agreement to the “General Partner” shall be deemed to mean Ceres Managed Futures LLC.

2. The monthly management fee rate equal to 1/4 of 1% (a 3% annual rate) referred to in Section 6(a)(i)

of the Management Agreement is hereby reduced to a monthly management fee rate equal to 1/12 of 2.00%

(a 2.00% annual rate).

4. The foregoing amendments shall take effect as of the 1st day of June, 2011.

5. This Amendment No. 3 may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same agreement.

6. This Amendment No. 3 shall be governed and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, this Amendment to the Management Agreement has been executed for and on behalf of the undersigned as of the 9th day of May, 2011.

MORGAN STANLEY SMITH BARNEY SPECTRUM SELECT L.P.

By: Ceres Managed Futures LLC, General Partner

                                                               By: /s/ Walter Davis
                                                                      Name:  Walter Davis
                                                                      Title:     President

                                                                CERES MANAGED FUTURES LLC

                                                                 By: /s/ Walter Davis
                                                                         Name:  Walter Davis
                                                                         Title:     President

                                                                 CAMPBELL & COMPANY, INC.

                                                                 By: /s/ Thomas P. Lloyd
                                                                         Name:  Thomas P. Lloyd
                                                                         Title:     General Counsel

                                                                 By: /s/ Gregory T. Donovan
                                                                         Name:  Gregory T. Donovan
                                                                         Title:     Chief Financial Officer